Exhibit 10.18
Execution copy
AMENDMENT AGREEMENT NO 2
to the USD 18,000,000
Credit Facility Agreement dated 19 November 2007
dated 6 March 2009 and
entered into between
DEEPOCEAN SHIPPING AS
as Borrower,
TRICO SUPPLY AS
as Guarantor,
THE FINANCIAL INSTITUTIONS
LISTED IN SCHEDULE 1
TO THE CREDIT FACILITY AGREEMENT
as Banks
and
NORDEA BANK NORGE ASA
as Agent and arranger

THIS AMENDMENT AGREEMENT NO 2 (the “Amendment No 2”) has been entered into on this 6th day of March 2009 between:
(1)	DeepOcean Shipping AS, a Norwegian limited liability company registered with company registration number 979 456 107 with its registered address at Stoltenberggaten 1, 5527 Haugesund, Norway (the “Borrower”);

(2)	Trico Supply AS, a Norwegian limited liability company registered with company registration number 976 853 938 with its registered address at Holmefjordvegen 1, 6090 Fosnavåg, Norway (the “Guarantor”);

(3)	The financial institutions listed in Schedule 1 to the Loan Agreement (as defined below)as banks, including their successors in title and assignees and transferees (“Banks”); and

(4)	Nordea Bank Norge ASA, PO Box 1166 Sentrum, 0107 Oslo, Norway (the “Agent”).
WHEREAS:
A.	Pursuant to a credit facility agreement dated 19 November 2007 (the “Original Loan Agreement”) entered into between the Banks as lenders, the Borrower as borrower, DeepOcean ASA as guarantor and the Agent as agent and arranger, the Banks agreed to make available to the Borrower a credit facility in the maximum amount of USD 18,000,000 for the purpose of assisting the Borrower in refinancing of a then existing loan facility.

B.	Pursuant to an amendment agreement No 1 dated 30 December 2008 (the “Amendment No 1”) DeepOcean ASA was substituted by Trico Supply AS as the Guarantor under the Loan Agreement (which term shall hereinafter mean the Original Loan Agreement, as amended by the Amendment No 1).

C.	The Guarantor has requested an amendment to the definition of “Net Worth” in clause 3.2 of the Amendment No 1 and the Agent and the Banks have agreed to such change on the terms and conditions set forth in this Amendment No 2.

D.	The parties hereto also wish to correct a typing error in clause 5.1.b) of the Amendment No 1.
NOW IT IS HEREBY AGREED as follows:
1	DEFINITIONS
Terms and expressions used herein shall have the meaning ascribed to them in the Loan Agreement, unless otherwise stated herein.

“Effective Date”	means the date on which the Agent has received the documents and evidence specified in clause 4.1 hereof in form and substance satisfactory to it.
2	REPRESENTATIONS AND WARRANTIES

2.1	Representations by the Borrower and the Guarantor

Each of the Borrower and Guarantor represents and warrants to the Agent and the Banks as follows:
(a)	It is a limited liability company duly incorporated and validly existing under the laws of Norway, in good standing, and has the power to own and operate its assets;

(b)	It has the power to enter into and perform, and has taken all necessary corporate action to authorise the entry into, performance and delivery of this Amendment No 2, and the transactions contemplated therein;

(c)	Amendment No 2 constitutes legal, valid and binding obligations of the Borrower and the Guarantor, respectively, enforceable in accordance with its terms.
3	AMENDMENTS TO LOAN AGREEMENT

3.1	Definition of Margin

The definition of Margin stated in clause 3.1 shall be deleted and substituted with the following:
“Margin”              means percentage per annum equal to 3.25%..
3.2	Definition of Net Worth

The definition of Net Worth stated in clause 3.2 of the Amendment No 1 shall be deleted and substituted with the following:

“Net Worth”	means, as to any Person, the sum of its capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other account which, in accordance with generally accepted accounting principles, constitutes stockholders’ equity, but excluding any treasury stock and cumulative foreign translation adjustments and write-downs of goodwill and/or non-amortizing intangible assets.

3.3	Financial covenants

The financial covenants which the Guarantor must satisfy during the term of the Loan and which are stated in clause 5.1.b) of the Amendment No 1, shall be replaced by the following:

“5.1 b)	Clause 15.3 will be substituted by the following:

“The Guarantor shall comply with the following financial covenants and undertakes, within 90 (ninety) days after the end of each calendar quarter, to deliver a Certificate of Compliance to the Agent, as confirmation of the Guarantor’s compliance with the such financial covenants, all calculated on a consolidated basis and in accordance with GAAP:
(a)	the Consolidated Leverage Ratio of the Guarantor shall on the last day of any fiscal quarter not be greater than 3.50:1:00.

(b)	The Guarantor shall not permit its Consolidated Net Worth on the last day of any fiscal quarter to be less than (i) 80% of Consolidated Net Worth on the date of Amendment No I plus (ii) 50% of cumulative Consolidated Net Income (if positive) for the period, commencing on April 1, 2008 and ending on the last day of such fiscal quarter plus (iii) 100% of the face amount of any equity interests issued by the Guarantor after the date of the Amendment No I.

(c)	The Guarantor shall not have Free Liquidity less than USD 15,000,000.”
3.4	Compliance Certificate
The Compliance Certificate shall be in the form attached as Appendix 1 to this Amendment No 2.
3.5	Waiver
The Guarantor’s Consolidated Net Worth has not satisfied the requirements of the Loan Agreement, as such requirements were prior to the change of the definition of Net Worth stated in clause 3.2 above. The Banks and the Agent confirm that such requirements have been waived for the reporting period which ended on 31 December 2008.
3.6	Effective Date
The amendments described herein shall take effect and the waiver described in clause 3.5 shall be considered as granted as of the Effective Date.

4	CONDITIONS PRECEDENT

4.1	Documents to be provided
As a condition precedent to the amendments set forth in this Amendment No 2 coming into effect, the Borrower and /or the Guarantor shall deliver to the Agent the following documents in form and content satisfactory to the Agent:
a)	three copies of this Amendment No 2 duly signed by all parties thereto;

b)	Articles of Association of the Borrower;

c)	Articles of Association of the Guarantor;

d)	Certificate of Registration of the Borrower;

e)	Certificate of Registration of the Guarantor;

f)	Resolution of the board of directors of the Borrower approving the terms of this Amendment No 2;

g)	Resolution of the board of directors of the Guarantor approving the terms of this Amendment No 2 and the Guarantor’s entry into the Loan Agreement as Guarantor pursuant to Amendment No 1;

h)	Certificate of Compliance of the Guarantor, based on the Q4 2008 accounts of the Guarantor;
5	CONTINUED FORCE AND EFFECT
Save as set out in this Amendment No 2 the Loan Agreement shall continue in full force and effect and the Loan Agreement and this Amendment No 2 shall be read and construed as one instrument.
6	LAW AND JURISDICTION
Clause 24 of the Original Loan Agreement (Law and Jurisdiction) shall apply also to this Amendment No 2.
*****

IN WITNESS WHEREOF the Parties have executed this Amendment No 2 on the date first above written.

For and on behalf of	For and on behalf of
DeepOcean Shipping AS	Nordea Bank Norge ASA
(as Borrower)	(as Agent)

Signature	Signature

For and on behalf of	For and on behalf of
Trico Supply AS	Nordea Bank Norge ASA
(as Guarantor)	(as Bank)

Signature	Signature

Appendix 1
to Amendment No 2
[Place and date]
NORDEA BANK NORGE ASA
Attn: International Loan Administration
Dear Sirs,
DEEPOCEAN SHIPPING AS – USD 18,000,000 CREDIT FACILITY AGREEMENT
We refer to the credit facility agreement dated 19 November 2007 as amended by the amendment agreement no. 1 (the “Amendment No 1”) dated 30 December 2008 and the amendment agreement no. 2 (the “Amendment No 2”) dated 6 March 2009 made between Nordea Bank Norge ASA and the financial institutions as lenders (the “Banks”), and Nordea Bank Norge ASA as Agent and arranger on behalf of the Banks, and the undersigned as Guarantor, in respect of the captioned loan (the “Loan Agreement”).
Capitalised terms defined in the Loan Agreement shall have the same meaning when used in this compliance certificate.
With reference to clause 15.3 of the Loan Agreement, and the substitution of such clause according to the Amendment No 1 and Amendment No 2, we confirm that as at [ date ] the following to be a true:
Covenants regarding the Guarantor:

Covenant	Status at the date hereof	Minimum requirement
Consolidated Leverage Ratio		The ratio of Consolidated Net Indebtedness to EBITDA for the four consecutive fiscal quarters not to be greater than 3.50:1.00.

Consolidated Net Worth		Consolidated Net Worth not to be less than (i) 80% of Consolidated Net Worth on the date of the Amendment No 1 plus (ii) 50% of cumulative Consolidated Net Income (if positive) for the period, commencing on April 1, 2008 and ending on 31 December 2008 plus (iii) 100% of the face amount of any equity interests

Covenant	Status at the date hereof	Minimum requirement
issued by the Guarantor after the date of the Amendment No 1

Free Liquidity		Free Liquidity not to be less than USD 15,000,000.
No event has occurred which with or without notice and/or lapse of time would constitute an Event of Default under the Loan Agreement.
We hereby repeat the representations and warranties of the Loan Agreement clause 14, as amended by the Amendment No 1 clause 5.1 a), which relate to us to be true and correct in all respects at the date thereof.
Yours faithfully,
TRICO SUPPLY AS

[signed by duly authorised persons of the Guarantor]